                                                                    EXHIBIT 99.2

VIASYS HEALTHCARE INC.
UNAUDITED CONSOLIDATED STATEMENT OF INCOME
(IN THOUSANDS)

                                                         FISCAL YEAR 2000                                  FISCAL YEAR 2001
                                 -----------------------------------------------------------     ----------------------------------
                                      Q1          Q2          Q3           Q4          TOTAL           Q1           Q2           Q3
                                 -----------------------------------------------------------     ----------------------------------
Revenues                         $90,958     $85,524     $83,185     $  85,761     $ 345,428     $ 88,458     $ 88,832     $ 87,936

Costs and Operating Expenses:
    Cost of Revenues              46,540      43,807      43,880        45,684       179,911       47,631       46,481       45,667
    S,G&A                         25,230      25,495      24,610        27,300       102,635       27,085       25,951       26,149
    R&D                            5,650       5,859       6,525         6,757        24,791        6,254        7,504        7,258
    Restructuring and other
    unusual costs                    675         341         566           382         1,964          341          783          716
                                 -------     -------     -------     ---------     ---------     --------     --------     --------
                                  78,095      75,502      75,581        80,123       309,301       81,311       80,719       79,790
                                 -------     -------     -------     ---------     ---------     --------     --------     --------
Operating Income                  12,863      10,022       7,604         5,638        36,127        7,147        8,113        8,146
Interest Income                       38          48          16             4           106           26           34           42
Interest Expense                    (464)       (521)       (556)         (525)       (2,066)        (497)        (483)        (466)
Other Income (Expense), Net            6         (74)         30          (355)         (393)          (2)        (132)         103
                                 -------     -------     -------     ---------     ---------     --------     --------     --------
Income Before Provision for
Income Taxes and Min. Int         12,443       9,475       7,094         4,762        33,774        6,674        7,532        7,825
Provision for Income Taxes         4,951       3,790       3,348         2,601        14,690        2,803        3,164        3,287
Minority Interest Expense             79         112          --            --           191           --           --           --
                                 -------     -------     -------     ---------     ---------     --------     --------     --------
Net Income                       $ 7,413     $ 5,573     $ 3,746     $   2,161     $  18,893     $  3,871     $  4,368     $  4,538
                                 =======     =======     =======     =========     =========     ========     ========     ========
NOTE:
Goodwill amortization            $ 1,267     $ 1,292     $ 1,153     $   1,251     $   4,963     $  1,305     $  1,301     $  1,301
Amortization of other
intangibles                          418         405         319           664         1,806          346          343          348
Depreciation                       1,761       1,773       1,914         2,143         1,898        1,723        2,000
                                                                                                                              7,591
Restructuring and other
unusual costs                        675         341         566           382         1,964          341          783          716
                                 -------     -------     -------     ---------     ---------     --------     --------     --------
EBITDA                           $16,984     $13,833     $11,556     $  10,078     $  52,451     $ 11,037     $ 12,263     $ 12,511
                                 =======     =======     =======     =========     =========     ========     ========     ========

VIASYS HEALTHCARE INC.
UNAUDITED REVENUES BY BUSINESS SEGMENT AND GEOGRAPHY
(IN THOUSANDS)

                                                       FISCAL YEAR 2000                                  FISCAL YEAR 2001
                                     ------------------------------------------------------      ------------------------------
                                           Q1         Q2         Q3         Q4       TOTAL             Q1         Q2         Q3
                                     -----------------------------------------------------       ------------------------------
RESPIRATORY CARE
    Domestic                          $21,297    $21,733    $22,228    $18,475     $83,733        $20,481    $22,065    $19,887
    International                      24,150     19,586     18,728     26,356      88,820         24,273     23,052     24,561
                                      -------    -------    -------    -------     -------        -------    -------    -------
    Total                              45,447     41,319     40,956     44,831     172,553         44,754     45,117     44,448
                                      -------    -------    -------    -------     -------        -------    -------    -------
NEUROCARE
    Domestic                           15,369     14,073     15,241     13,412      58,095         12,942     15,866     15,250
    International                       9,302      8,797      6,446      8,262      32,807          7,575      5,629      6,282
                                      -------    -------    -------    -------     -------        -------    -------    -------
    Total                              24,671     22,870     21,687     21,674      90,902         20,517     21,495     21,532
                                      -------    -------    -------    -------     -------        -------    -------    -------
MEDICAL AND SURGICAL PRODUCTS
    Domestic                           18,268     18,139     16,506     16,144      69,057         18,907     17,782     19,157
    International                       2,572      3,196      4,036      3,112      12,916          4,280      4,438      2,799
                                      -------    -------    -------    -------     -------        -------    -------    -------
    Total                              20,840     21,335     20,542     19,256      81,973         23,187     22,220     21,956
                                      -------    -------    -------    -------     -------        -------    -------    -------
TOTAL
    Domestic                           54,934     53,945     53,975     48,031     210,885         52,330     55,713     54,294
    International                      36,024     31,579     29,210     37,730     134,543         36,128     33,119     33,642
                                      -------    -------    -------    -------     -------        -------    -------    -------
    Total                             $90,958    $85,524    $83,185    $85,761    $345,428        $88,458    $88,832    $87,936
                                      =======    =======    =======    =======    ========        =======    =======    =======